Exhibit 99.1

DISTRIBUTION SOLUTIONS GROUP TO BE TAKEN PRIVATE BY AFFILIATES OF LKCM HEADWATER INVESTMENTS FOR $35.00 PER COMMON SHARE IN CASH

FORT WORTH, Texas, July 16, 2026 — Distribution Solutions Group, Inc. (NASDAQ: DSGR) (“DSG” or the “Company”) today announced that it has entered into a definitive merger agreement under which newly formed entities controlled by LKCM Headwater Investments, LLC (collectively, “LKCM Headwater”) will acquire all of the outstanding shares of common stock of DSG not already owned by LKCM Headwater and its affiliates for $35.00 per share in cash.

LKCM Headwater and its affiliates currently own approximately 79% of DSG’s outstanding common stock. J. Bryan King, DSG’s Chairman and Chief Executive Officer, is the Managing Partner of LKCM Headwater.

The $35.00 per share purchase price represents an increase of $5.50 per share over LKCM Headwater’s initial non-binding proposal of $29.50 per share submitted to the Company’s Board of Directors on March 14, 2026 (the “Initial Proposal”), and an approximately 81% premium to the Company’s closing share price of $19.31 on March 13, 2026, the last trading day prior to public disclosure of LKCM Headwater’s proposal. Upon completion of the transaction, the Company will become a privately held company 100% controlled by LKCM Headwater and its affiliates, and the Company’s common stock will no longer be listed on Nasdaq.

Following LKCM Headwater’s delivery of the Initial Proposal and in light of LKCM Headwater’s existing ownership position and Mr. King’s roles with both LKCM Headwater and the Company, the board of directors of the Company (the “Board”) formed a special committee consisting of disinterested directors (the “Special Committee”) to evaluate the Initial Proposal and negotiate a potential transaction with LKCM Headwater. The Special Committee unanimously approved the transaction and recommended that the Board approve the transaction. The Board, upon the Special Committee’s unanimous recommendation, with certain directors recusing themselves from the vote, approved the transaction.

Transaction Details

The closing of the transaction is subject to customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), the absence of legal restraints prohibiting the transaction, and stockholder approvals (including the approval of a majority of the votes cast by holders of DSG common stock not owned by LKCM Headwater and its affiliates).

The transaction is not subject to a financing condition; however, in connection with the execution of the merger agreement, the Company entered into an amendment to its existing credit agreement with JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which, subject to the applicable terms and conditions of the Company’s credit agreement, proceeds of revolving loans may be used to finance the transactions contemplated by the merger agreement.

Advisors

William Blair & Company, L.L.C. is serving as financial advisor to the Special Committee. McDermott Will & Schulte LLP is serving as legal counsel to the Special Committee.

J.P. Morgan Securities LLC is serving as exclusive financial advisor to LKCM Headwater. Mayer Brown LLP is serving as legal counsel to LKCM Headwater.

Additional Information and Where to Find It

This press release relates to the proposed transaction involving the proposed acquisition of the Company by LKCM Headwater and its affiliates. In connection with the proposed transaction, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A and the parties intend to file a transaction statement on Schedule 13E-3. The Company may also file other relevant documents with the SEC regarding the proposed transaction.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, LKCM HEADWATER AND ITS AFFILIATES, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the proxy statement, the Schedule 13E-3 and other documents filed by the Company with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available free of charge on the Company’s investor relations website at investor.distributionsolutionsgroup.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its most recent annual meeting of stockholders and in other documents filed by the Company with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction will be included in the proxy statement and Schedule 13E-3 when they are filed with the SEC. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s 2026 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote, consent or approval, in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

About Distribution Solutions Group, Inc.

DSG is a premier multi-platform specialty distribution company providing high touch, value-added distribution solutions to the maintenance, repair & operations (MRO), original equipment manufacturer and industrial technologies markets. DSG was formed through the strategic combination of Lawson Products, a leader in MRO distribution of C-parts, Gexpro Services, a leading global supply chain services provider to manufacturing customers, and TestEquity, a leader in electronic test & measurement solutions.

Through its collective businesses, DSG is dedicated to helping customers lower their total cost of operation by increasing productivity and efficiency with the right products, expert technical support and fast, reliable delivery to be a one-stop solution provider. DSG serves approximately 220,000 customers in several diverse end markets supported by approximately 4,300 dedicated employees and strong vendor partnerships. DSG ships from strategically located distribution and service centers to customers in North America, Europe, Asia, South America and the Middle East.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and variations of them and other words and terms of similar meaning and expression, and the negatives of such words and terms, are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts.

Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed transaction, the expected timing of completion of the proposed transaction, the ability of the parties to consummate the proposed transaction, the satisfaction of closing conditions, the expected benefits of the proposed transaction, the expected ownership and status of DSG following completion of the proposed transaction, the delisting of DSG’s common stock from Nasdaq, and DSG’s business and strategic plans. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations.

DSG can give no assurance that any goal or plan set forth in forward-looking statements can be achieved, and DSG cautions readers not to place undue reliance on such statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including, among others: the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to obtain required stockholder approvals, including approval by a majority of votes cast by DSG stockholders other than LKCM Headwater and its affiliates; borrowings under the amendment to DSG’s existing credit agreement not being available to finance the merger consideration; the failure to satisfy other conditions to the completion of the proposed transaction; the failure to obtain clearance for the transaction under the HSR Act or the imposition of conditions or restrictions in connection with obtaining such clearance; the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on DSG’s business relationships, operating results, employees, customers, suppliers, financing sources and other business counterparties; risks related to diverting management’s attention from DSG’s ongoing business operations; the risk of litigation relating to the proposed transaction; the possibility that competing offers or acquisition proposals may be made; and other risks described from time to time in the reports DSG files with the SEC, including DSG’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC, which should be reviewed carefully.

Each forward-looking statement speaks only as of the date on which such statement is made, and DSG undertakes no obligation to update any such statement to reflect events or circumstances arising after such date, except as required by applicable law.

Contacts

Company:

Distribution Solutions Group, Inc.

Ronald J. Knutson

Executive Vice President, Chief Financial Officer and Treasurer

1-888-611-9888

Investor Relations:

Three Part Advisors, LLC

Steven Hooser / Sandy Martin

214-872-2710 / 214-616-2207